SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549




                                FORM 8-K
                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): September 7, 1995



                       Lomas Financial Corporation
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


       Delaware                  1-6868                75-1043392
    (State or other         (Commission File          (IRS Employer
    jurisdiction of              Number)           Identification No.)
    incorporation)



               1600 Viceroy Drive, Dallas, Texas     75235
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (214) 879-4000



                                  None
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

                       Lomas Financial Corporation

                                Form 8-K


Item 5.    Other Events.

      Pursuant to General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the press release attached as
Exhibit 1 hereto.

Item 7.    Financial Statements and Exhibits.

      (a)  None.

      (b)  None.

      (c)  Exhibits.

           1. Press Release of Lomas Financial Corporation dated September 7, 1995.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LOMAS FINANCIAL CORPORATION
                                 (Registrant)



                                 By:  /S/GARY WHITE
                                      -------------------------------
                                      Gary White
                                      Senior Vice President and
                                        Controller



Date:  September 7, 1995

                            INDEX TO EXHIBITS


Exhibit No.                    Description                Page No.
- -----------                    -----------                --------

      1             Press Release of Lomas Financial                5
                    Corporation dated September 7, 1995